UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2003

CARROLS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146
(State or other jurisdiction	(Commission File Number)	(IRS employer identification no.)
of incorporation or organization)

968 James Street Syracuse, New York	13203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (315) 424-0513

N/A

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

( c )    Exhibits

99.3    Press Release dated May 19, 2003

ITEM 9.    REGULATION FD DISCLOSURE

In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 – Results of Operations and Financial Condition. This information and the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 19, 2003, Carrols Corporation (the “Company”) announced via press release the Company’s results for its first quarter ended March 30, 2003 and conducted a publicly-available conference call on May 20, 2003 discussing those results. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: May 22, 2003	By: /S/ ALAN VITULI
(Signature)
Alan Vituli
Chairman of the Board and Chief Executive Officer

Date: May 22, 2003	By: /S/ PAUL R. FLANDERS
(Signature)
Paul R. Flanders
Vice President – Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.3	Press release, dated May 19, 2003.